EXHIBIT 32.01
CERTIFICATION OF CHIEF EXECUTIVE OFFICER PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002
I, Michael M. McNamara, Chief Executive Officer of Flextronics International Ltd. (the “Company”), hereby certify to the best of my knowledge, pursuant to 18 U.S.C Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
•	the Annual Report on Form 10-K of the Company for the fiscal year ended March 31, 2009, as filed with the Securities and Exchange Commission (the “Report”), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

•	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.
Date: May 20, 2009
/s/ Michael M. McNamara

Michael M. McNamara
Chief Executive Officer
(Principal Executive Officer)